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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2005


                           LONG ISLAND FINANCIAL CORP.
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

          DELAWARE                        0-29826                 11-3453684
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(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
    of incorporation)                                        Identification No.)

       1601 VETERANS MEMORIAL HIGHWAY, SUITE 120, ISLANDIA, NEW YORK 11749
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       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (631) 348-0888
                                                           --------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                  ---------------------------------------------

         (a) On March 16, 2005, the Registrant's Audit Committee of the Board of Directors dismissed KPMG LLP, as the Registrant's certifying accountants. The dismissal of KPMG LLP is effective immediately. KPMG LLP has completed all activities related to its independent audit of the Registrant's financial statements for the year ended December 31, 2004.

                  The report of KPMG LLP on the financial statements of the Registrant for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  During the Registrant's two most recent fiscal years through the date of termination of the engagement of KPMG LLP, the Registrant was not in disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its report.

                  Within the registrant's two most recent fiscal years preceding the dismissal of KPMG LLP:

                  KPMG LLP has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                  KPMG LLP has not advised the registrant that the information has come to the attention of KPMG LLP that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                  KPMG LLP has not advised the registrant of the need to expand significantly the scope of its audit, or that information has come to the attention of KPMG LLP during the time period covered by Item 304(a)(1)(iv), that if further investigated may (i) materially impact the fairness or reliability of either; a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements and (2) due to the dismissal of KPMG LLP (due to audit scope limitations or otherwise), or for any other reason, KPMG LLP did not so expand the scope of its audit or conduct such further investigation; or

                  KPMG LLP (1) has not advised the registrant that information has come to the attention of KPMG LLP that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the satisfaction of KPMG LLP, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the dismissal of KPMG LLP, or for any other reason, the issue has not been resolved to the satisfaction of KPMG LLP prior to its dismissal.


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                  The required letter from KPMG LLP with respect to the above statements will be filed as an amendment to this Form 8-K.

         (b)      Not applicable.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

         (a)      Financial statements of businesses acquired.  Not applicable

         (b)      Pro forma financial information.  Not applicable

         (c)      Exhibits.  Not applicable



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LONG ISLAND FINANCIAL CORP.


                                      By: /s/ Thomas Buonaiuto
                                          --------------------------------------
                                          Thomas Buonaiuto
                                          Vice President and Secretary-Treasurer

Date:    March 22, 2005